UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, OH	43219
(Address of principal executive offices)	(Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefits Plans.

M/I Homes, Inc. (the “Company”) sponsors the M/I Homes 401(k) Profit Sharing Plan (the “Plan”). On February 21, 2018, the Company provided notice to the participants in the Plan of a blackout period under the Plan that will begin at 4:00 p.m., Eastern Time, on March 23, 2018, and is expected to end during the week of April 29, 2018 (the “Blackout Period”). The Blackout Period is being implemented in connection with a change of the administrator of the Plan. During the Blackout Period, participants in the Plan will be unable to direct or diversify investments in their individual accounts or obtain a loan or distribution from the Plan.

Also on February 21, 2018, the Company provided notice (the “BTR Notice”) to its directors and executive officers, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended, informing them of the Blackout Period and the restrictions on engaging in transactions in the Company’s common shares (or in any derivatives of the Company’s common shares) that apply to its directors and executive officers during the Blackout Period. A copy of the BTR Notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

During the Blackout Period and for a period of two years after the end date thereof, shareholders and other interested parties may obtain, without charge, information regarding the actual beginning and end dates of the Blackout Period, by contacting J. Thomas Mason, Executive Vice President and Chief Legal Officer of the Company, at (614) 418-8000 or in writing at 3 Easton Oval, Suite 500, Columbus, Ohio 43219.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description of Exhibit

99.1	Notice to Directors and Executive Officers dated February 21, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 21, 2018
M/I Homes, Inc.
By: /s/Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Notice to Directors and Executive Officers dated February 21, 2018